UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2018

DIGITAL LOCATIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54817	20-5451302
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3700 State Street, Suite 350, Santa Santa Barbara, CA	93105
(Address of Principal Executive Offices)	(Zip Code)

(805) 456-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Change in Registrant’s Certifying Accountant.

On December 17, 2018, Digital Locations, Inc. (the “Company”) dismissed Liggett & Webb, P.A. (“L&W”) as the independent registered public accounting firm of the Company. The decision to change auditors was approved by the Company’s Board of Directors.

During the fiscal years ended December 31, 2017 and December 31, 2016, L&W’s reports on the Company’s financial statements did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report was modified as to the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2017 and December 31, 2016 and the subsequent interim period through December 17, 2018, (i) there were no disagreements between the Company and L&W on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of L&W, would have caused L&W to make reference to the subject matter of the disagreement in connection with its report on the Company’s financial statements; and (ii) there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

On December 18, 2018, the Company provided L&W with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that L&W furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter, dated December 20, 2018, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On December 18, 2018, the Company’s Board of Directors approved the engagement of M&K CPAS, PLLC (“M&K”) as its independent registered public accounting firm for the Company’s fiscal year ending December 31, 2018.

During the fiscal years ended December 31, 2017 and December 31, 2016 and the subsequent interim period through December 18, 2018, the date of engagement of M&K, the Company did not consult with M&K regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

16.1	Letter from Liggett & Webb, P.A. dated December 20, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIGITAL LOCATIONS, INC.

Date: December 20, 2018	By:	/s/ William E. Beifuss, Jr.
	Name:	William E. Beifuss, Jr.
	Title:	President

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